EXHIBIT 23.3

                 CONSENT OF PHILLIPS, GARDILL, KAISER & ALTMEYER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-4 of Wesbanco, Inc.

                                            PHILLIPS, GARDILL, KAISER & ALTMEYER

                                            By /s/ James C. Gardill

December 5, 2001